UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	September 10, 2015 (June 30, 2015)

Majesco
(Exact Name of Registrant as Specified in its Charter)

California	001-37466	77-0309142

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 Mount Kemble Ave, Suite 110C, Morristown, NJ 07960
(Address of Principal Executive Offices)

Registrant's telephone number, including area code	(973) 461-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 30, 2015, Majesco (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Form 8-K”), with respect to the completion of its previously announced merger with Cover-All Technologies Inc. on June 26, 2015. This amendment to the previously filed Current Report on Form 8-K provides the financial information required under Item 9.01(b) of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information is being filed with this report as Exhibit 99.1:

•	Unaudited pro forma condensed combined balance sheet date as of March 31, 2015.

•	Unaudited pro forma condensed combined statements of operations for the year ended March 31, 2015.

•	Notes to unaudited pro forma condensed combined financial statements.

The pro forma financial statements are presented for informational purposes only and do not purport to represent what the Company’s results of operations or financial position would have been had the transactions reflected occurred on the dates indicated or to project the Company’s financial position as of any future date or the Company’s results of operations for any future period.

(d) Exhibits

Exhibit	Description

99.1	Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Majesco

By:	/s/ Ketan Mehta
Ketan Mehta, President and Chief
Executive Officer

Date: September 10, 2015

EXHIBIT INDEX

99.1	Unaudited pro forma condensed combined financial information